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                                                                    EXHIBIT 32.1

                                Littelfuse, Inc.

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
  (b) of Section 1350, Chapter 63 of title 18, United States Code), each of the undersigned officers of Littelfuse, Inc. (the Company), does hereby certify that:

   The Quarterly Report of Form 10-Q for the quarter ended July 3, 2004 of the Company fully complies, in all material respects, with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



     /s/ HOWARD B. WITT                 /s/ PHILIP FRANKLIN
     ------------------------------     ------------------------------
     Chairman, President and            Vice President, Operations Support and
     Chief Executive Officer            Chief Financial Officer